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     COMMON                                                        COMMON
                          [CARRIER ACCESS CORPORATION
                              LOGO APPEARS HERE]
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    CAC                   CARRIER ACCESS CORPORATION
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                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                              CUSIP 144460 10 2





This is to Certify that





is the owner of




           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK
                         PAR VALUE $.001 PER SHARE, OF


CARRIER ACCESS CORPORATION, transferable upon the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and to the Certificate of Incorporation and By-laws of the Corporation, as from time to time amended.

      This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      IN WITNESS WHEREOF, CARRIER ACCESS CORPORATION has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.


Dated:

                                  [SEAL OF
    [SIGNATURE OF         CARRIER ACCESS CORPORATION           [SIGNATURE
     NANCY PIERCE               INCORPORATED                   ILLEGIBLE]
     APPEARS HERE]                  1998
                                  DELAWARE
                                APPEARS HERE]
     SECRETARY                                                 PRESIDENT



COUNTERSIGNED AND REGISTERED:
AMERICAN SECURITIES TRANSFER & TRUST, INC.
P.O. Box 1596, Denver, Colorado 80201

BY

TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE
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                          CARRIER ACCESS CORPORATION

  THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON WRITTEN REQUEST WITHOUT CHARGE A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

  The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                               UNIF GIFT MIN ACT - __________Custodian__________
  TEN COM -- as tenants in                           (Cust)            (Minor)
             common
  TEN ENT -- as tenants by                         under Uniform Gifts to Minors
             the entireties
  JT TEN  -- as joint tenants                      Act _________________________
             with right of                                    (State)
             survivorship and
             not as tenants
             in common


    Additional abbreviations may also be used though not in the above list.


                                  ASSIGNMENT

  For value received, ____________________________ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL
SECURITY OR OTHER
IDENTIFYING NUMBER
OF ASSIGNEE
___________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                 (PLEASE PRINT OF TYPEWRITE NAME AND ADDRESS
                    INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated, _________________________            ____________________________________
                                            NOTICE: The signatures to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            the Certificate in every particular,
                                            without alteration or enlargement,
                                            or any change whatever.


SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURES(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEED MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.